UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2025

ORIGIN INVESTMENT CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42732	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

CapitaGreen, Level 24, 138 Market St Singapore	043946
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +65 7825-5768

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ORIQU	The Nasdaq Stock Market LLC
Ordinary shares, $0.0001 par value per share	ORIQ	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one ordinary share at an exercise price of $11.50	ORIQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on July 3, 2025, Origin Investment Corp I, a Cayman Islands exempted company (the “Company”) consummated an initial public offering (the “IPO”) of 6,000,000 units (the “Units”). The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $60,000,000.

On July 16, 2025, the underwriters of the Company, notified the Company of their exercise of the over-allotment option in full and purchased 900,000 additional units (the “Option Units”) at $10.00 per unit upon the closing of the over-allotment option, generating gross proceeds of $9,000,000. The over-allotment option closed on July 18, 2025. Simultaneously with the closing of the over-allotment option, the Company consummated the private placement of an aggregate of 18,000 private units (the “Private Units”) to Origin Equity LLC at a price of $10.00 per Private Unit, generating gross proceeds of $180,000. Simultaneously with the closing of the over-allotment option, the Company also issued an aggregate of 4,500 private units to the underwriters.

On July 18, 2025, the Company published a press release to report the closing of the over-allotment option. The press release is furnished with this report as Exhibit 99.1.

An audited balance sheet as of July 3, 2025 reflecting receipt of the proceeds upon consummation of the IPO and concurrent private placement has been issued by the Company and previously filed as Exhibit 99.1 to a Current Report on Form 8-K on July 10, 2025. The Company’s unaudited pro forma balance sheet as of July 18, 2025, adjusted for the closing of the over-allotment option is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

99.1	Press Release, dated July 18, 2025.
99.2	Unaudited Pro Forma Balance Sheet as of July 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2025

ORIGIN INVESTMENT CORP I

By:	/s/ Yung-Hsi (“Edward”) Chang
Name:	Yung-Hsi (“Edward”) Chang
Title:	Chief Executive Officer